EXHIBIT 99.(J)(2)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions "Financial Highlights", "Independent Registered Public Accounting Firm" and "Experts" and to the use of our report dated November 22, 2004, which is incorporated by reference, in this Registration Statement (Form N-1A Nos. 333-76651 and 811-09301) of TIAA-CREF Institutional Mutual Funds.

                                                          /s/ Ernst & Young LLP
                                                          ERNST & YOUNG LLP

New York, New York
January 28, 2005